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                                                                      EXHIBIT 23




                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report, included in this Form 10-K, into Alpha-Beta Technology, Inc.'s previously filed Registration Statements, file Nos. 33-56060, 33-83042, 33-95334, 333-10627 and 333-43131.




                                                            ARTHUR ANDERSEN LLP






Boston, Massachusetts
March 27, 1998